                                                                             RCM
                                                                       STRATEGIC
                                                                          GLOBAL
                                                                      GOVERNMENT
                                                                            FUND
                                                                     SEMI-ANNUAL
                                                                          REPORT
                                                                   JULY 31, 2000

RCM STRATEGIC GLOBAL GOVERNMENT FUND
FUND HIGHLIGHTS
----------------
RCM Strategic Global Government Fund, Inc. ("RCS" or the "Fund") is a closed-end, global bond fund. The primary objective of RCS is to generate a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, RCS seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. In addition, the Fund seeks capital appreciation to the extent consistent with its other investment objectives.

The Fund invests at least 65% of its assets in government securities of the United States and other countries, under normal market conditions. The securities in the investment portfolio currently have an average credit-quality rating of AA and have effective maturities generally between 3 and 10 years.

                                                        (UNAUDITED)
                                                         SIX MONTHS            JANUARY 31,
                                                              ENDED   -----------------------------
  PERIOD ENDED*                                       JULY 31, 2000       2000       1999      1998
  -------------------------------------------------------------------------------------------------
  Total investment income                            $      15,671    $ 34,713   $ 32,730   $34,578
  Total investment income per share                           0.51        1.14       1.07      1.13
  Net investment income                                     13,785      28,838     28,094    30,054
  Net investment income per share                             0.45        0.95       0.92      0.98
  Net realized and unrealized gain (loss)                    1,872     (25,159)   (13,362)    1,421
  Net realized and unrealized gain (loss) per share           0.06       (0.83)     (0.43)     0.05
  Net asset value at end of period                           10.63       10.56      11.46     11.91
  Market price at end of period                               9.19        9.13       9.88     11.16
  Total return on net asset value                             5.75%       2.70%      5.32%     9.66%
  Total return on market price                                5.77%       2.99%     (3.11)%   14.76%
  Dividend from net investment income                $        0.44    $   1.02   $   0.94   $  0.99
  Effective dividend yield**                                  9.66%      11.17%      9.51%     8.87%

 * IN THOUSANDS (000'S) EXCEPT PER SHARE DATA.

** CURRENT DIVIDEND DIVIDED BY PERIOD-ENDED MARKET PRICE AND ANNUALIZED.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
CHAIRMAN'S LETTER TO STOCKHOLDERS
----------------------------------------

                                                                           PHOTO
                                                                           TO BE
                                                                        INSERTED

September 7, 2000

Dear Stockholders:

For the six months ended July 31, 2000, the RCM Strategic Global Government Fund, Inc. (NYSE symbol: RCS) earned total income of $15,670,848 or $0.51 per share. This is down somewhat from earnings in the comparable period last year during which the Fund earned $18,558,965 or $0.61 per share. The general decline in interest rates during the six-month period produced strong returns for the bond markets. Reflecting the favorable environment for bonds, the Fund's net asset value rose about 1.1% from $10.62 at January 28th to $10.74 at August 4th. During the six-month period, the Fund paid out $0.44 per share in dividends to stockholders, which was the same as in the previous fiscal year. I am again pleased to report that the Fund continues to produce income in excess of the monthly dividend and is again on track to achieve a dividend payout in the current fiscal year well in excess of the yield on high-quality intermediate maturity U.S. debt obligations.

The share price of RCS as reported on the NYSE rose 0.7% during the six month period from $9.13 to $9.19 per share. The share price of the Fund reflects the interaction of buyers and sellers and is therefore not something which Fund management or the Board can directly control. However, by producing a consistent level of income and stability in Net Asset Value, the Fund has distinguished itself and attracted additional demand for its shares. Dresdner RCM, the Fund's manager, continues to provide current and prospective investors with timely information regarding the Fund's holdings and risk profile via monthly updates to the Fund's website. We have received favorable feedback from analysts and investors regarding the depth and quality of the information available there. I encourage all stockholders and others interested in the Fund to visit the Fund's website at www.RCSFUND.com. In the coming months, Dresdner RCM will continue to enhance and expand the information available to you via this medium.

I believe the Fund is well positioned to achieve its objectives for the remainder of this fiscal year and expect the Fund to maintain its current dividend. The Federal Reserve's campaign to raise short-term interest rates in an attempt to slow the economy has made the last year difficult for some closed-end bond funds. In fact, a number of competing funds which employ leverage have had to reduce

RCM STRATEGIC GLOBAL GOVERNMENT FUND

CHAIRMAN'S LETTER TO STOCKHOLDERS
-------------------------------------------------

dividends as their borrowing costs rose. RCS does not face this problem in the foreseeable future as the Fund continues to produce income in excess of that which is paid out in monthly dividends. Of course, we can not guarantee this will always be the case but Fund management has thus far done an admirable job of aligning the portfolio to perform in a variety of market environments.

One recent example of this is the Fund's use of U.S. dollar denominated emerging market debt securities, which produced about 25.8% of the Fund's total income during the six month period versus 19.1% during the same period last year. This sector was one of the strongest performing areas of the bond market in the past year and produced significant benefits for the Fund. Given the positive outlook for the global economy and monetary stability, we expect emerging market bonds to continue performing well in the months ahead. Producing 67.3% of total income, mortgage related strategies continue to represent the bulk of the Fund's assets and income by source. This has been a particularly challenging sector since the impact of six increases in short-term rates by the Federal Reserve in the past year have reduced the income potential. Investments in developed foreign bond markets produced 2.5% of total income, which was down from 5.5% last year, reflecting fewer opportunities in these markets relative to the U.S. The remaining 4.4% of income during the period came from cash and corporate bond strategies. Overall the Fund maintains a high quality profile with an average rating of AA.

On behalf of the Board, I thank you for your continued interest in the Fund. We believe we are on track to another successful year of operation. Everyone involved works hard to provide stockholders with a steady income stream higher than that which would be achieved by investing in intermediate maturity U.S. debt instruments. As always, we welcome your thoughts and comments, which can be directed to me via e-mail at Luke.Knecht@DresdnerRCM.com.

Sincerely,
/s/ LUKE D. KNECHT

Luke D. Knecht, CFA
CHAIRMAN OF THE BOARD AND PRESIDENT

RCM STRATEGIC GLOBAL GOVERNMENT FUND
MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------

REGIONAL PORTFOLIO COMPOSITION

MARKET ENVIRONMENT. For the first time in seven years, the U.S. bond market performed better than its equity counterparts for the semi-annual period ended July 31, 2000, in part due to mounting concern for the level of valuations in the equity market but also due to the extreme technical condition of the U.S. treasury market during much of the period. During the period reported, the U.S. bond market, as measured by the Merrill Lynch Domestic Master Index, posted a total return of 5.2% compared to 3.2% for the S&P 500 Index. While most of the world economy steamed ahead for much of the period with continued low inflation, several significant events during the period caused extreme volatility in U.S. markets. Still, the RCM Strategic Global Government Fund, Inc. (RCS) achieved a return of nearly 6.0% for the six months ended July 31, 2000.

During the six months ended July 31, 2000, the Federal Reserve continued to raise short-term interest rates in an attempt to slow economic growth and contain emergent inflationary pressures. Economic releases during this period pointed largely to continued expansion. Unemployment declined to 3.9% which was the lowest in 30 years, and manufacturing orders surged to 5.5%, while initial estimates of GDP showed continued growth at 5.3%. Rapid growth in productivity helped to keep inflation down against a backdrop of surging consumer confidence, record retail sales, and a large U.S. trade deficit.

One might expect the economy's continued voyage into record expansion to fuel further gains in stocks and push interest rates higher. However, other factors caused equity prices to stall and bond yields to fall during the first quarter. The most influential event was the Treasury Department's announcement of its intention to use the mounting Federal budget surplus to significantly reduce its long-term debt through paydowns and repurchases. Although this intention was largely known to the market, the magnitude and timing of this move was a surprise. The size of the debt reduction coupled with mounting fears of a slowdown in corporate profits resulted in increased demand for treasury securities (especially long treasuries) thereby driving yields down and prices up for most treasury notes and bonds.

Further exacerbating the situation was the announcement regarding Government Sponsored Enterprises (GSEs). These entities such as FNMA and FHLMC have been widely considered quasi-government enterprises and assumed to have an implied government guarantee (GNMA has an explicit guarantee). Though they are private companies with publicly traded stock, GSEs enjoy AAA ratings and special borrowing privileges based on their charters and lines of credit to the government. With the prospect of a severe decline in the amount of Treasury debt outstanding, investors had been

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGER'S DISCUSSION AND ANALYSIS
-------------------------------------------------

reevaluating Treasuries as the benchmark for risk pricing, and moving funds to debt issued by the GSEs. However, during the first quarter, Treasury undersecretary Gary Gensler reiterated in testimony before Congress that GSEs were not formally government guaranteed and urged legislators to examine the need for additional regulations. This sent the bond market into further gyrations as hopes were dashed that a new risk-free asset had been found to replace the ever-diminishing treasury debt supply.

From April to mid-May, U.S. yields drifted up in part because of investors' fears that the Federal Reserve, continuing its pre-emptive hard line of battling the traces of inflation creeping into the market, might raise rates too much and cause the economy to stall. In mid-May the Federal Reserve hiked the Fed Funds Rate by 0.5%, which was the sixth increase in a year. After the May rate hike, signs emerged that the economy was finally slowing, in response to the last 12 months of tightened monetary policy, to a point of sustainable but controlled growth. Durable goods orders fell to their lowest level in eight years, industrial production fell slightly, new home sales fell, and retail sales were sluggish.

RCS FUND REVIEW. The RCS Fund's strategy continues to rely on three primary bond market sectors to meet its objectives: U.S. domestic markets, developed foreign markets, and emerging markets.

Once again, U.S. dollar investments were the majority of the Fund's holdings, largely represented by mortgage pass-through securities. The U.S. bond market, as described above, was marked by extreme volatility during the period (mainly due to technical conditions resulting from the treasury buyback announcement and the issues surrounding the implied guarantee of GSEs), causing mortgage passthroughs on a spread basis to slightly underperform their U.S. treasury counterparts. A significant piece of the Fund's mortgage pass-through component consisted of mortgage TBAs, which are financed mortgage pass-through transactions with extended settlements. These types of transactions allow RCS to earn the spread between the yield on the underlying mortgage securities and short-term interest rates. Although short-term rates were moving higher during the period, Dresdner RCM was able to mitigate most of the impact of rising short-term rates through the Fund's use of interest rate swaps. Such swaps in effect allow the manager to convert the Fund's exposure to rising short-term rates into a fixed rate, thereby locking in the funding cost for the mortgage transactions. This was an important benefit for the Fund as the Federal Reserve caused 3-month and 6-month rates to increase by 0.5% during the semi-annual period while RCS was able to enjoy the benefit of lower funding costs

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGER'S DISCUSSION AND ANALYSIS
-------------------------------------------------

as locked in via the swaps. We continue to believe that the mortgage market exhibits exceptional value from a fundamental standpoint and we currently expect mortgage securities to continue to represent a significant percentage of the Fund's assets for the foreseeable future.

During the review period, the Fund continued its use of total return swaps on indices to gain exposure to investment-grade corporate and commercial mortgage-backed securities. This was done in order to diversify the Fund's holdings and lock in the yield spreads on those securities versus treasuries in the most efficient way possible. In addition to the total return swaps on commercial mortgage-backed securities (CMBS), the Fund also held individual CMBS securities during the period.

A second strategy important to the income of the Fund is the Fund's exposure to developed foreign markets. The Fund's exposure to developed foreign markets during the period took the form of interest-rate swaps. Interest rate swaps are an efficient means to create and manage exposure to foreign markets without currency risk. During the period, the Fund's interest rate swaps included Switzerland and Japan because the relative steepness of the yield curves in those countries allowed for continued sources of income. As these two currencies both had interim volatility, the swap strategy proved valuable in keeping the stability of the income stream intact without exposure to currency fluctuations evident during the period.

A third component of the Fund's strategy during the period was its investment in emerging market debt securities. This sector was the Fund's best-performing component during the six months ended July 31, 2000, amid an astoundingly positive global backdrop for emerging market debt. The RCS Fund was well positioned to take advantage of strong fundamentals and continued growth in this sector, specifically in the regions of Russia and Latin America, where the Fund had the largest exposures. Overall, the JP Morgan Emerging Market Bond Index
(EMBI) returned 12.7% for the period.

The Fund's emerging market exposure remains well diversified with investments in 9 countries' sovereign debt (including a position in Russia, which has been the top performer in its sector year-to-date) as well as emerging corporate bonds. During the period, the Fund entered into an interest-rate swap in Mexico, citing the opportunity to lock in yield for the portfolio at attractive levels. This strategy has added stability to the Fund's overall performance and provided steady income as well as enhancing the Net Asset Value performance of the Fund due to positive news and growth from that region. Though less than 15.0% of the market value of the Fund is invested in emerging market debt, over 25.0% of the Fund's income was generated through this sector in the period reported.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGER'S DISCUSSION AND ANALYSIS
-------------------------------------------------

FINANCIAL LEVERAGE. Financial leverage is an integral part of Dresdner RCM's income and duration management strategies for RCS. Transactions that are financed create financial leverage and allow RCS to earn the spread between the yield of the underlying security and short-term interest rates. A financed transaction has three important effects: 1) it increases income to the extent of the interest rate spread, 2) it increases overall duration risk, and 3) it adds sensitivity to rising short-term interest-rates. As leverage, these transactions are limited by regulations. To manage overall duration risk, RCS sells U.S. Treasury bonds on a forward commitment basis. RCS averaged $75.8 million in bonds sold forward during the period. At July 31, 2000, there were $70.1 million in similar positions.

Financed mortgage-backed securities, "mortgage dollar rolls," contributed $1.5 million in income, or 9.9% of the Fund's total income, in the semi-annual period on average volume of $289.8 million invested. The income contribution appears on the Statement of Operations as Fee Income. At July 31, 2000, the Fund held $276.4 million in mortgage dollar rolls. To limit the effect of leverage, the Fund has segregated $232.7 million in high-quality, liquid assets.

Since 1994 RCS has used interest-rate swaps for managing income, duration and exposure to changing short-term interest rates. During the period, RCS averaged $525.0 million in notional interest rate swaps. The income from swaps was $1.5 million and is included in the Fund's Statement of Operations as interest income. At July 31, 2000, the Fund held $525.0 million in notional interest rate swaps based on developed foreign and emerging market interest rates. During the period, RCS extended the maturity of $85.0 million notional U.S. interest rate swaps that served to lock the cost of financing on mortgage dollar roll positions.

DISCOUNT TO NET ASSET VALUE. Dresdner RCM is pleased to report a significant reduction in the Fund's discount to Net Asset Value and feels it is attributable to a number of factors, including a more favorable bond market, stability in the income prospects for the Fund in a period during which many funds reported reduced income and dividends, and Dresdner RCM's continued and concerted effort to educate the investment community of the quality and strategies of RCS. Dresdner RCM will continue to concentrate on efforts in this regard. As of July 31, 2000, the Fund's discount to Net Asset Value was 13.5%, compared to the discount of 16.4% on January 28, 2000. The discount to Net Asset Value narrowed to as little as 13.1% during the period.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGER'S DISCUSSION AND ANALYSIS
-------------------------------------------------

Overall, we believe the Fund is well positioned to continue meeting its primary objective of generating a high and stable level of income for the remainder of the current fiscal year. The Fund has continued to earn more than the monthly dividends regularly paid. The income yield as of July 31, 2000, was 9.7% versus 11.2% as of January 31, 2000.

MARKET OUTLOOK. In summary, Dresdner RCM does not expect the U.S. economy to slow to the degree or as soon as the market currently expects. We also feel the market is overly complacent regarding the risk of rising inflation. Although inflation continues to exist in the economy at muted levels, it has been gradually creeping up for the past year. For example, the year-over-year CPI figure as of January 2000 was 2.7% and is currently at 3.5%. Although there are signs that previously mentioned short-term interest rate increases have started to slow the economy, we do not believe the theme of upward pressure on rates has fully played itself out. We believe renewed growth in the economy and upward price pressures will cause the Federal Reserve to continue its restrictive policy through more short-term interest rate hikes, although we do not expect further hikes in the Fed Funds Rate before the presidential elections. We believe there will be a continued upward bias in interest rates and have positioned the Fund accordingly. Current equity market valuations are a source of additional concern. A persistent U.S. trade deficit and strong U.S. growth have resulted in favorable conditions for U.S. financial markets, which Dresdner RCM believes are ending. Rising rates and slowing growth could easily give rise to a substantial correction in equity markets. Although we think there will be further modest increases in interest rates, we believe the returns of the bond market in the next 6 months will likely continue to exceed those of the broad equity markets. Our longer term forecasts embody an assumption that we will not experience persistent or dangerous acceleration in core inflation and that after a brief period of cyclical pressure, inflation will again moderate allowing rates to move lower sometime next year. The magnitude and duration of a correction in the equity markets is unclear. However, we do not at present forecast a prolonged or severe slump in stocks and would therefore expect a recovery bringing equity returns over the three to five year period above those for investment grade bonds.

Bond valuations are still attractive, and although global growth is expected to continue, inflationary pressures globally should remain relatively muted because of the continued productivity gains and excess capacity in the world economy. Abroad, economic confidence has improved in both Europe and Japan. Therefore, we will continue to look for attractive investment alternatives in non-U.S. markets and we will continue to expose the Fund to these markets through interest-rate swaps as a more efficient means of holding foreign exposure without the currency risk.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
INVESTMENT INCOME SUMMARY
----------------------------
(UNAUDITED)

                                SIX MONTHS       SIX MONTHS
                                     ENDED            ENDED         YEAR ENDED         YEAR ENDED
                             JULY 31, 2000    JULY 31, 2000   JANUARY 31, 2000   JANUARY 31, 2000
                                PERCENTAGE          (000'S)         PERCENTAGE            (000'S)
-------------------------------------------------------------------------------------------------
UNITED STATES
  Mortgage Pass-Throughs            52.5%    $       8,214              48.4%   $         16,810
  Mortgage Dollar Rolls              9.9%            1,544              13.2%              4,571
  Mortgage Projects/CMO's            4.9%              774               8.9%              3,082
  Corporate Bonds                    1.3%              207               3.1%              1,073
  Cash & Other                       3.1%              501               2.5%                895
-------------------------------------------------------------------------------------------------
  Total United States               71.7%           11,240              76.1%             26,431
-------------------------------------------------------------------------------------------------
DEVELOPED FOREIGN
  Japan                              1.4%              223               0.2%                 57
  Switzerland                        1.1%              165               2.7%                947
  New Zealand                          --               --               1.6%                545
  Canada                               --               --               0.3%                112
-------------------------------------------------------------------------------------------------
  Total Developed Foreign            2.5%              388               4.8%              1,661
-------------------------------------------------------------------------------------------------
EMERGING MARKETS
  Brazil                             6.1%              955               3.0%              1,033
  Russia                             6.1%              955               0.6%                216
  Mexico                             3.3%              517               3.7%              1,289
  Venezuela                          2.6%              405               1.0%                335
  Argentina                          2.4%              378               1.2%                423
  Turkey                             1.7%              263               0.6%                195
  Bulgaria                           1.2%              194               2.2%                772
  Philippines                        1.2%              182               2.0%                700
  Korea                              0.8%              130               0.4%                130
  Peru                               0.2%               23                 --                 --
  Panama                             0.1%               19               0.4%                132
  India                              0.1%               18                 --                 --
  Indonesia                          0.0%*               4               0.4%                154
  EMBI+ Index                          --               --               1.7%                592
  Ecuador                              --               --               0.9%                300
  Other                                --               --               1.0%                350
-------------------------------------------------------------------------------------------------
  Total Emerging Markets            25.8%            4,043              19.1%              6,621
-------------------------------------------------------------------------------------------------
  Total RCS Investment
   Income                          100.0%    $      15,671             100.0%   $         34,713
-------------------------------------------------------------------------------------------------

   * LESS THAN 0.1% OF RCS INVESTMENT INCOME.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------
JULY 31, 2000 (UNAUDITED)

COUNTRY/   PRINCIPAL                                                                MARKET VALUE (US$)
CURRENCY     (000'S)  DESCRIPTION                                                             (NOTE 1)
------------------------------------------------------------------------------------------------------
DEBT SECURITIES -- 179.4%*
ARGENTINA -- 4.0%
USD                   Republic of Argentina
               4,920  7.38%, Floating Rate, 03/31/05                                  $   4,541,160
               9,015  11.75%, 04/07/09                                                    8,541,713
                                                                                      -------------
                      Total Argentina                                                    13,082,873
                                                                                      -------------
BRAZIL -- 4.9%
USD                   Federal Republic of Brazil
                      C Bond, 5.00% with 3.00%
              10,314  Interest Capitalization, 04/15/14                                   7,671,769
               1,000  6.00%, Step-Up Coupon, 04/15/24                                       653,800
              10,196  7.44%, Floating Rate, 04/15/12                                      7,570,530
                                                                                      -------------
                      Total Brazil                                                       15,896,099
                                                                                      -------------
BULGARIA -- 1.2%
USD                   National Republic of Bulgaria
               3,839  2.75%, Step-Up Coupon, 07/28/12                                     2,898,445
               1,335  7.75%, Floating Rate, 07/28/11                                      1,076,344
                                                                                      -------------
                      Total Bulgaria                                                      3,974,789
                                                                                      -------------
INDONESIA -- 0.5%
USD                   Indah Kiat Fin Mauritius Ltd.
               2,662  10.00%, 07/01/07                                                    1,490,720
                                                                                      -------------
KOREA -- 1.0%
USD                   Korea Exchange Bank
                 954  13.75%, Private Placement, 06/30/10, Series 144A**                    963,540
                      Cho Hung Bank
               1,580  11.90%, Floating Rate, 01/07/05, Series 144A**                      1,595,800
                      Hanvit Bank
                 625  12.75%, Private Placement, 03/01/10, Series 144A**                    620,313
                                                                                      -------------
                      Total Korea                                                         3,179,653
                                                                                      -------------
MEXICO -- 3.8%
                      United Mexican States
EUD            5,000  7.38%, 07/06/06                                                     4,656,279
USD            5,350  8.63%, 03/12/08                                                     5,243,000
USD            1,015  9.88%, 02/01/10                                                     1,068,795
USD                   Nuevo Grupo Iusacell SA de CV
               1,285  14.25%, 12/01/06, Series 144A**                                     1,381,375
                                                                                      -------------
                      Total Mexico                                                       12,349,449
                                                                                      -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JULY 31, 2000 (UNAUDITED)

COUNTRY/   PRINCIPAL                                                                MARKET VALUE (US$)
CURRENCY     (000'S)  DESCRIPTION                                                             (NOTE 1)
------------------------------------------------------------------------------------------------------
PHILIPPINES -- 0.8%
USD                   Republic of Philippines
               1,652  7.94%, Floating Rate, 06/01/08                                  $   1,445,889
                      Globe Telecom
               1,254  13.00%, 08/01/09, Series 144A**                                     1,322,970
                                                                                      -------------
                      Total Philippines                                                   2,768,859
                                                                                      -------------
RUSSIA -- 4.9%
USD                   Russian Federation
               9,285  11.00%, 07/24/18                                                    7,033,388
               9,967  12.75%, 06/24/28, Series 144A**                                     8,770,960
                                                                                      -------------
                      Total Russia                                                       15,804,348
                                                                                      -------------
VENEZUELA -- 1.3%
USD                   Republic of Venezuela
               4,167  7.44%, Floating Rate, 03/31/07                                      3,468,715
                 893  7.88%, Floating Rate, 12/18/07                                        742,181
                                                                                      -------------
                      Total Venezuela                                                     4,210,896
                                                                                      -------------
UNITED STATES -- 157.0%
USD                   MORTGAGE-BACKED SECURITIES -- 154.2%
               8,746  FHA Project Pool 56, 7.43%, 11/01/22****                            8,670,496
               5,667  FHA Project Pool 144S, 7.43%, 06/01/24****                          5,405,961
              47,311  FHLMC     7.50%, 2025 - 2026****                                   46,657,766
               2,303  FHLMC     8.00%, 2024      ****                                     2,313,592
              49,117  FNMA      6.50%, 2024 - 2029****                                   46,409,899
              22,742  FNMA      7.00%, 2004 - 2030****                                   21,963,136
              12,136  FNMA      7.50%, 2026 - 2028****                                   11,964,594
              48,167  GNMA      7.00%, 2024 - 2029****                                   46,791,688
              31,362  GNMA      7.50%, 2006 - 2028****                                   31,094,258
               2,277  GNMA      8.00%, 2016 - 2022****                                    2,310,226
                 241  GNMA      8.50%, 2017 - 2025****                                      245,911
              74,000  FNMA      6.50%, 2029 TBA***                                       69,903,360
             189,000  FNMA      7.00%, 2029 TBA***                                      182,528,640
              24,300  FNMA      7.50%, 2029 TBA***                                       23,949,594
                                                                                      -------------
                      Total Mortgage-Backed Securities                                  500,209,121
                                                                                      -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JULY 31, 2000 (UNAUDITED)

COUNTRY/   PRINCIPAL                                                                MARKET VALUE (US$)
CURRENCY     (000'S)  DESCRIPTION                                                             (NOTE 1)
------------------------------------------------------------------------------------------------------
USD                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.8%
                      DLJ Mortgage Acceptance Corp.
               1,000  Series 1994-MF11, Class A2, 8.10%, 05/18/04****                 $     998,750
               4,850  Series 1994-MF11, Class A3, 8.10%, 07/19/04****                     4,834,086
                      G E Capital Mortgage Services, Inc.
               3,283  Series 1994-12, Class B1, 6.00%, 04/25/09****                       3,076,363
                                                                                      -------------
                      Total Collateralized Mortgage Obligations                           8,909,199
                                                                                      -------------
                      Total United States                                               509,118,320
                                                                                      -------------
TOTAL DEBT SECURITIES -- (COST $585,032,173)                                            581,876,006
                                                                                      -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JULY 31, 2000 (UNAUDITED)

COUNTRY/   PRINCIPAL                                                                MARKET VALUE (US$)
CURRENCY     (000'S)  DESCRIPTION                                                             (NOTE 1)
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.4%
UNITED STATES -- 5.4%
USD                   MONEY MARKET FUNDS -- 4.5% (NOTE 1)
              14,577  SSgA U.S. Government Money Market Fund                          $  14,577,452
                                                                                      -------------
                      U.S. GOVERNMENT BONDS -- 0.9%
               3,000  U.S. Treasury Bill, 5.96%, 08/17/00                                 2,992,060
                                                                                      -------------
TOTAL SHORT-TERM INVESTMENTS -- (COST $17,569,512)                                       17,569,512
                                                                                      -------------
TOTAL INVESTMENTS -- 184.8% (COST $602,601,685)                                         599,445,518
                                                                                      -------------
Payable for Investments Purchased -- (85.5)%                                           (277,440,906)
Payable for Investments Sold on a Forward Commitment Basis -- (21.6)%+                  (70,125,387)
Other Assets Less Liabilities -- 22.3%++                                                 72,439,785
                                                                                      -------------
NET ASSETS -- 100.0%                                                                  $ 324,319,010
                                                                                      =============

TERMS
CMBS      -- Commercial Mortgaged-Backed Securities
EUD       -- European Dollar
FHA       -- Federal Housing Administration
FHLMC     -- Federal Home Loan Mortgage Corporation
FNMA      -- Federal National Mortgage Association
GNMA      -- Government National Mortgage Association
TBA       -- To Be Announced, Standard Settlement
USD       -- United States Dollar

   * PERCENTAGE OF NET ASSETS
  ** SECURITY PURCHASED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND
     MAY BE RESOLD ONLY TO QUALIFIED INSTITUTIONAL BUYERS.
 *** SETTLEMENT OF MORTGAGE BACKED SECURITIES IS ON A DELAYED DELIVERY BASIS
     WITH THE FINAL MATURITY TO BE ANNOUNCED (TBA) IN THE FUTURE. AT JULY 31, 2000, THE VALUE OF THE FUND'S FORWARD COMMITMENT PURCHASES WAS $276,381,594.
**** ALL OR A PORTION OF THESE SECURITIES HAVE BEEN SEGREGATED TO COVER THE
     FUND'S LEVERAGE TRANSACTIONS.
--------------------------------------------------------------------------------

+ On a forward commitment basis, the Fund has agreed to sell the following U.S.
  Treasury securities:

          PRINCIPAL                                            MARKET VALUE (US$)
CURRENCY    (000'S)  DESCRIPTION                                         (NOTE 1)
---------------------------------------------------------------------------------
USD        $33,000   U.S. Treasury Bonds 5.50%, 08/15/28       $       30,772,500
            25,650   U.S. Treasury Bonds 5.25%, 11/15/28               23,105,007
            18,000   U.S. Treasury Bonds 5.25%, 02/15/29               16,247,880
           -------                                             ------------------
           $76,650   (Proceeds $69,764,551)                    $       70,125,387
           =======                                             ==================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JULY 31, 2000 (UNAUDITED)

++ As of July 31, 2000, the Fund had the following outstanding interest rate swap agreements denominated in U.S. dollars:

           COUNTER-
NOTIONAL      PARTY                                          SWAP                           UNREALIZED
  AMOUNT     CREDIT                         TERMINATION  MATURITY       RATE      RATE    APPRECIATION
 (000'S)     RATING   COUNTRY/ISSUER               DATE      DATE   RECEIVED      PAID  (DEPRECIATION)
------------------------------------------------------------------------------------------------------
$100,000        AAA   U.S. Dollar interest     02/01/01  02/01/01    5.86%(a)  5.89%     $   496,600
                      rate
 100,000        AAA   U.S. Dollar interest     02/07/01  02/07/01    5.90%(a)  5.74%         592,800
                      rate
  60,000         AA   U.S. Dollar interest     02/01/01  02/01/01    5.86%(a)  5.91%          30,540
                      rate
  50,000          A   Treasury Index (c)       01/25/01  01/25/01    5.74%(a)  6.80%      (2,126,600)
  50,000        AAA   U.S. Dollar interest     02/14/01  02/14/01    5.78%(a)  6.16%         119,700
                      rate
  45,000          A   Corporate Total          06/30/01  06/30/01    7.26%     6.17%         (31,185)
                      Return Index (d)
  40,000         AA   CMBS Total Return        06/30/01  06/30/01    7.36%     6.00%         (48,080)
                      Index (e)
  25,000         AA   Switzerland (f)          03/15/02  03/15/10    4.02%     2.67%(a)      (93,450)
  25,000         AA   Japan (g)                03/15/02  03/15/02    2.12%     0.33%(b)      324,500
  25,000         AA   CMBS Total Return        10/31/00  10/31/00    7.43%     5.58%        (634,650)
                      Index (h)
   5,000          A   Mexico                   03/19/08  03/12/08    8.63%     3.94%(a)      129,325
------------------------------------------------------------------------------------------------------
$525,000                                                                                 $(1,240,500)
------------------------------------------------------------------------------------------------------

(a) FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE AT RESET DATE, EXCEPT MEXICO, WHICH IS BASED ON THE U.S. INTERBANK OFFERED RATE.

(b) FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE, BUT FIXED THROUGH MARCH 15, 2001.

(c) TOTAL RETURN SWAP WITH GOLDMAN SACHS CAPITAL MARKETS L.P. THE FUND PAYS A FIXED INTEREST RATE AND RECEIVES A FLOATING RATE (BASED ON THE INTERBANK OFFERED RATE A RESET DATE) PERIODICALLY. AT TERMINATION, THE FUND WILL RECEIVE OR PAY THE TOTAL RETURN OF THE LEHMAN BROTHERS LONG TREASURY INDEX ADJUSTED FOR INTEREST RECEIVED OR PAID. THE LONG TREASURY INDEX IS A BROAD MARKET INDEX FOR U.S. TREASURIES WITH MATURITIES OF TEN YEARS OR LONGER.

(d) TOTAL RETURN SWAP WITH GOLDMAN SACHS CAPITAL MARKETS L.P. THE FUND RECEIVES FIXED INTEREST RATES PERIODICALLY. AT TERMINATION, THE FUND WILL RECEIVE OR PAY THE TOTAL RETURN OF THE LEHMAN BROTHERS CORPORATE INDEX LESS THE TOTAL RETURN OF THE LEHMAN BROTHERS TREASURY INDEX ADJUSTED FOR INTEREST RECEIVED OR PAID. THE CORPORATE AND TREASURY INDICES ARE BROAD MARKET INDICES FOR U.S. INVESTMENT-GRADE CORPORATE SECURITIES AND U.S. TREASURIES.

(e) TOTAL RETURN SWAP WITH J.P. MORGAN. THE FUND RECEIVES FIXED INTEREST RATES PERIODICALLY. AT TERMINATION, THE FUND WILL RECEIVE OR PAY THE TOTAL RETURN OF THE LEHMAN BROTHERS CMBS INVESTMENT GRADE INDEX LESS THE TOTAL RETURN OF THE J.P. MORGAN U.S. GOVERNMENT INDEX ADJUSTED FOR INTEREST RECEIVED OR PAID. THE CMBS AND GOVERNMENT INDICES ARE BROAD MARKET INDICES FOR U.S. INVESTMENT-GRADE COMMERCIAL MORTGAGE-BACKED SECURITIES AND U.S. TREASURIES.

(f) ON TERMINATION DATE, THE FUND WILL RECEIVE OR PAY AN ADDITIONAL AMOUNT BASED UPON THE MOVEMENT OF THE 8 YEAR SWISS SWAP RATE.

(g) ON TERMINATION DATE, THE FUND WILL RECEIVE OR PAY AN ADDITIONAL AMOUNT BASED UPON THE MOVEMENT OF THE 8 YEAR JAPANESE SWAP RATE.

(h) TOTAL RETURN SWAP WITH J.P. MORGAN. AT TERMINATION THE FUND WILL RECEIVE OR PAY THE TOTAL RETURN OF THE LEHMAN BROTHERS CMBS INVESTMENT GRADE INDEX. THE CMBS INDEX IS A BROAD MARKET INDEX FOR U.S. INVESTMENT-GRADE COMMERCIAL MORTGAGE-BACKED SECURITIES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
JULY 31, 2000 (UNAUDITED)

     ASSETS:
     Investments, at value -- (Note 1)
       (cost $585,032,173)                                    $ 581,876,006
     Cash                                                           823,004
     Cash equivalents -- (Note 1)                                17,569,512
     Receivable for investments sold -- (Note 1)                 70,435,986
     Interest receivable                                          3,667,856
                                                              -------------
         Total Assets                                           674,372,364
                                                              -------------
     LIABILITIES:
     Payable for delayed delivery investments purchased         277,440,906
     Investments sold on a forward commitment basis -- (Note
       1)                                                        70,125,387
     Payable for interest rate swap contracts, net -- (Note
       1)                                                         1,240,500
     Interest payable on forward commitments                        671,436
     Deferred fee income on dollar rolls -- (Note 1)                 98,085
     Payable for:
       Investment management fees -- (Note 2)                       262,622
       Administration fees -- (Note 2)                               69,419
       Professional fees                                             45,779
       Custodial fees                                                15,838
       Directors' fees                                                8,016
       Other expenses                                                75,366
                                                              -------------
         Total Liabilities                                      350,053,354
                                                              -------------
     NET ASSETS                                               $ 324,319,010
                                                              =============
     NET ASSETS CONSIST OF:
     Paid in capital -- (Note 3)                              $ 380,711,199
     Accumulated undistributed net investment income              1,035,866
     Accumulated net realized loss on investments, foreign
       currency transactions, interest rate swaps, and
       forward commitments                                      (52,659,537)
     Net unrealized depreciation on investments, interest
       rate swaps,
       and forward commitments                                   (4,768,518)
                                                              -------------
     NET ASSETS                                               $ 324,319,010
                                                              =============
     NET ASSET VALUE PER SHARE
     (30,515,800 shares outstanding)                          $       10.63
                                                              =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF OPERATIONS
-------------------------
FOR THE SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)

     INVESTMENT INCOME:
     Income:
       Interest                                               $ 14,126,565
       Fee income -- (Note 1)                                    1,544,283
                                                              ------------
     Total investment income                                    15,670,848
                                                              ------------
     Expenses:
       Investment management fees -- (Note 2)                    1,513,860
       Administration fees -- (Note 2)                             133,934
       Professional fees                                            77,068
       Printing and postage expenses                                67,500
       Custodial fees                                               32,760
       Directors' fees and expenses                                 20,943
       Registration and filing fees                                 16,953
       Transfer agent fees                                          11,668
       Other expenses                                               11,379
                                                              ------------
     Total expenses                                              1,886,065
                                                              ------------
     Net investment income                                      13,784,783
                                                              ------------
     NET REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized loss on investments, foreign currency
       transactions, interest rate swaps, and forward
       commitments                                             (22,664,150)
     Net change in unrealized appreciation on investments,
       foreign currency
       translations, interest rate swaps, and forward
       commitments                                              24,536,146
                                                              ------------
     Net realized and unrealized gain on investments             1,871,996
                                                              ------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $ 15,656,779
                                                              ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------

                                                                   (UNAUDITED)
                                                              SIX MONTHS ENDED          YEAR ENDED
                                                                 JULY 31, 2000    JANUARY 31, 2000
                                                              ----------------   -----------------
     OPERATIONS:
     Net investment income                                     $  13,784,783       $  28,837,885
     Net realized gain (loss) on investments, foreign
       currency
       transactions, interest rate swaps, and forward
       commitments                                               (22,664,150)          4,796,665
     Net change in unrealized appreciation (depreciation) on
       investments, foreign currency translations, interest
       rate swaps, and forward commitments                        24,536,146         (29,955,683)
                                                               -------------       -------------
     Net increase in net assets resulting from operations         15,656,779           3,678,867

     DISTRIBUTIONS TO STOCKHOLDERS:
     Dividends from net investment income -- (Note 1)            (13,549,016)        (31,065,084)
                                                               -------------       -------------
     Net increase (decrease) in net assets                         2,107,763         (27,386,217)

     NET ASSETS:
     Beginning of period                                         322,211,247         349,597,464
                                                               -------------       -------------
     End of period*                                            $ 324,319,010       $ 322,211,247
                                                               -------------       -------------
                                                               -------------       -------------

   * Includes accumulated undistributed net investment
     income                                                    $   1,035,866       $   2,879,455
                                                               -------------       -------------
                                                               -------------       -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF CASH FLOWS
-------------------------
FOR THE PERIOD ENDED JULY 31, 2000 (UNAUDITED)

     CASH FLOWS FROM OPERATING ACTIVITIES:
      Investment income received                              $   13,013,937
      Operating expenses paid                                     (1,842,504)
      Purchase of long-term portfolio investments*            (1,000,308,521)
      Proceeds from disposition of long-term portfolio
       investments*                                            1,009,173,510
                                                              --------------
      Net cash provided by operating activities                   20,036,422
                                                              --------------
     CASH FLOWS FROM FINANCING ACTIVITIES:
      Net proceeds from dollar roll transactions                   1,384,262
      Dividends paid from net investment income                  (13,549,016)
                                                              --------------
      Net cash used in financing activities                      (12,164,754)
                                                              --------------
      Net increase in cash                                         7,871,668
      Cash and equivalents at beginning of period                 10,520,848
                                                              --------------
      Cash and equivalents at end of period                   $   18,392,516
                                                              ==============
     RECONCILIATION OF RESULTS FROM OPERATIONS TO NET CASH
      PROVIDED BY OPERATING ACTIVITIES:
      Net increase in net assets resulting from operations    $   15,656,779
      Decrease in investments                                     24,747,200
      Net realized loss on investments and forward
       commitments                                                22,664,150
      Net unrealized appreciation on investments                 (25,066,617)
      Change in:
        Receivable for investments sold                            6,308,483
        Net unrealized depreciation on interest rate swaps         1,568,585
        Interest receivable                                          271,689
        Payable for investments purchased                        (19,824,158)
        Payable for interest sold on forward commitments             671,436
        Payable for investments sold on a forward commitment
        basis                                                     (6,944,332)
        Accrued expenses                                             (16,793)
                                                              --------------
      Net cash provided by operating activities               $   20,036,422
                                                              ==============
     * PURCHASES AND PROCEEDS INCLUDE SECURITIES TRADED ON A
       FORWARD COMMITMENT BASIS THAT ARE NOT INCLUDED IN THE
       FUND'S PORTFOLIO TURNOVER RATE.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
--------------------

For a share outstanding throughout each fiscal year or period ended:

                                                                (UNAUDITED)
                                                                 SIX MONTHS                      JANUARY 31,
                                                                      ENDED  ----------------------------------------------------
                                                              JULY 31, 2000       2000       1999       1998       1997      1996
                                                            ---------------  ---------  ---------  ---------  ---------  --------
PER SHARE OPERATING
   PERFORMANCE (a):
  Net asset value, beginning of period                           $  10.56    $  11.46   $  11.91   $  11.87   $  11.64   $  10.85
                                                                 --------    --------   --------   --------   --------   --------
  Net investment income                                              0.45        0.95       0.92       0.98       0.94       0.96
  Net realized and unrealized gain (loss)                            0.06       (0.83)     (0.43)      0.05       0.21       0.72
                                                                 --------    --------   --------   --------   --------   --------
  Net increase in net assets resulting from operations               0.51        0.12       0.49       1.03       1.15       1.68
  Less distributions:
    Dividends from net investment
      income                                                        (0.44)      (1.02)     (0.94)     (0.99)     (0.92)     (0.89)
                                                                 --------    --------   --------   --------   --------   --------
  Net asset value, end of period                                 $  10.63    $  10.56   $  11.46   $  11.91   $  11.87   $  11.64
                                                                 ========    ========   ========   ========   ========   ========
  Per share market value, end of period                          $   9.19    $   9.13   $   9.88   $  11.16   $  10.63   $  10.25
                                                                 ========    ========   ========   ========   ========   ========
  Total return based on net asset value                              5.75%*      2.70%      5.32%      9.66%     11.72%     17.07%
  Total return based on market price                                 5.77%*      2.99%     (3.11)%    14.76%     13.57%     16.21%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $324,319    $322,211   $349,597   $363,428   $362,102   $355,287
  Ratio of total expenses to average net assets                      1.18%**     1.16%      1.21%      1.25%      1.25%      1.20%
  Ratio of total expenses to average net assets including
    interest expense                                                 1.18%**     1.73%      1.31%      1.25%      1.25%      1.20%
  Ratio of net investment income to average net asset                8.65%**     8.50%      7.93%      8.29%      8.21%      8.50%
  Portfolio turnover (b)                                               62%*        74%       133%        29%        59%        96%

   * NOT ANNUALIZED.

  ** ANNUALIZED.

  (a) CALCULATED USING THE AVERAGE SHARE METHOD.

  (b) DOES NOT INCLUDE EFFECTIVE MORTGAGE DOLLAR ROLL TRANSACTIONS OR FORWARD COMMITMENT TRANSACTIONS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES
RCM Strategic Global Government Fund, Inc. (the "Fund") commenced investment operations on February 24, 1994, as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS: Investment securities are stated at market value or, in the absence of market value, at fair value as determined by or under the direction of the Fund's Board of Directors. Over-the-counter securities are valued on the basis of the most recent bid price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the most recent bid and ask prices in the over-the-counter market. Investments that mature in sixty days or less are valued at amortized cost which approximates market value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase, sale or maturity. Realized gains and losses on security transactions are determined on an identified cost basis. Interest income, foreign taxes and expenses are accrued daily. Fees from dollar roll transactions are recognized daily on a straight-line basis over the term of the contract. The Fund accretes discount and amortizes premium to par value on securities.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and expenses are translated on the respective dates of such transactions. Net realized currency gains and losses arise from trade and settlement date gains and losses, sales of forward foreign currency contracts, and foreign currency transactions. The Fund does not isolate the portion of unrealized foreign currency exchange fluctuation on investments. Such unrealized fluctuations are included in net unrealized appreciation or depreciation on investments.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency exchange contract ("forward contract") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into a forward contract in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day is determined by using the appropriate current or forward contract exchange rate. Realized gains or losses on forward contracts include net gains or losses on forward contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of forward contracts is included in the Fund's Statement of Assets and Liabilities and is carried on a net basis. The Fund could be exposed to risk of loss if the counterparty is unable to meet the terms of the forward contract or if the value of the currency changes unfavorably. As of July 31, 2000, there were no open forward contracts.

FORWARD COMMITMENTS: The Fund may enter into forward sale commitments in which the Fund agrees on trade date to make delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. The Fund enters into forward sale commitments to manage its portfolio duration. Realized gains and losses of forward sale commitments are recognized at the time such transactions are closed by an offsetting purchase. At July 31, 2000, there were $70,125,387 of forward sale commitments outstanding.

The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income earned for the period on these transactions was $1,544,283. At July 31, 2000, there were $277,440,906 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

INTEREST RATE SWAPS: The Fund enters into interest rate swaps for investment, hedging and risk management purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest--e.g., an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund records, as an increase or decrease to interest income, the net amount due or owed by the Fund on each periodic payment. The market valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

At July 31, 2000, the Fund had entered into swaps with $525 million in notional amount to provide regional exposure to interest rates. The swaps are U.S. dollar-denominated to provide interest rate exposure without foreign currency exchange risk. The difference between rates received and paid by the Fund constitutes investment income and is shown as a component of interest income on the Statement of Operations of $1,503,407 for the period ended July 31, 2000. Net unrealized depreciation on swap positions was $1,240,500 at July 31, 2000.

REVERSE REPURCHASE AGREEMENTS: The Fund enters into reverse repurchase agreements with qualified counterparties as determined by or under the direction of the Fund's Board of Directors. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At July 31, 2000, the Fund had no open reverse repurchase agreements outstanding.

LEVERAGE: Forward sale commitments, dollar rolls, interest rate swaps, reverse repurchase agreements and other transactions may involve leverage. Transactions that are financed by the Fund results in financial leverage that the Fund uses to manage income and duration exposures of the Fund. In addition, the use of leverage increases the overall duration risk of the Fund, and an increased sensitivity to rising short-term interest rates. In order to limit leverage, the Fund segregated $232,736,726 in high credit quality, liquid investments against outstanding obligations, resulting in $117,763,533 net leverage at July 31, 2000.

FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. It is also the intention of the Fund to make distributions of substantially all of its taxable income and net realized capital gains to its stockholders. Therefore, no federal income tax provision is required. As of January 31, 2000, the Fund had capital loss carryovers of $5,882,659, $18,629,658, and $1,742,109 which will expire on
January 31, 2003, 2004, and 2006, respectively.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
DISTRIBUTIONS TO STOCKHOLDERS: The Fund distributes to its holders of common stock monthly dividends of net investment income. Net realized capital gains, in excess of capital loss carryovers, if any, will be distributed to the stockholders at least annually. The Fund records all distributions to stockholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gain on investments. Any differences are primarily due to differing treatments for losses deferred, accounting for foreign currency, original issue discount accretion and excise tax regulations.

CASH EQUIVALENTS: The Fund considers investments in money market funds and short-term investments to be cash equivalents.

2.  TRANSACTIONS WITH AFFILIATES, ADMINISTRATOR AND RELATED PARTIES
Dresdner RCM Global Investors LLC, the Fund's investment manager, furnishes investment advice to the Fund and receives a fee, at the annualized rate of 0.95% of the Fund's average daily net assets. State Street Bank and Trust Company (the "Administrator") serves as the Fund's administrator and accounting agent, and receives an administrator fee of 0.06% on the first $250 million of the Fund's average daily net assets, 0.03% on the next $250 million and 0.01% on the amounts thereafter and an accounting fee of $90,000 annually. No principal, officer or employee of the investment manager or any affiliate thereof will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its "non-interested" directors an annual fee of $6,000 plus $1,000 for each meeting attended.

3.  CAPITAL SHARES
At July 31, 2000, there were 500,000,000 shares of common stock authorized at $0.00001 par value and 30,515,800 shares outstanding.

4.  PURCHASES AND SALES OF SECURITIES
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies, short-term securities, dollar rolls and forward commitments for the period ended July 31, 2000, aggregated $60,928,530 and $65,803,389, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, other than short-term securities, dollar rolls and

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES (CONTINUED) forward commitments for the period ended July 31, 2000, aggregated $4,828,605 and $17,710,000, respectively. At July 31, 2000, the aggregate cost of investments for federal income tax purposes was $603,524,126. Gross unrealized appreciation and depreciation of investments aggregated $5,694,907 and $9,773,515, respectively, resulting in net unrealized depreciation of $4,078,608 at July 31, 2000.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
---------------------------------------

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the common stock, at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market, for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call (800) 426-5523.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

CORPORATE INFORMATION
-------------------------------

DIRECTORS
Luke D. Knecht, CHAIRMAN AND PRESIDENT
Francis E. Lundy
James M. Whitaker

OFFICERS
George A. Rio
 CHIEF FINANCIAL OFFICER
Robert J. Goldstein
 SECRETARY
Steven L. Wong
 TREASURER
Glen M. Wong
 ASSISTANT TREASURER

INVESTMENT MANAGER
Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
(800) 426-5523

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

COUNSEL
Ropes & Gray
One International Place

Boston, Massachusetts 02110-2624

Dresdner RCM Global Investors provides management and advice for approximately US$88 billion in assets worldwide. Dresdner RCM Global Investors LLC, the U.S. affiliate of Dresdner RCM Global Investors and the manager of the Fund, has over US$50 billion under management and advice and a history as one of the most respected institutional management firms in the United States.

RCM STRATEGIC GLOBAL
GOVERNMENT FUND, INC.

MARKET PRICES FOR RCS SHARES ARE PUBLISHED DAILY IN THE WALL STREET JOURNAL AS "RCM Stratg," IN THE NEW YORK TIMES AS "RCMStGlFd," AND IN LOCAL NEWSPAPERS IN THE NEW YORK STOCK EXCHANGE LISTINGS. NET ASSET VALUE IS PUBLISHED WEEKLY AND APPEARS EACH MONDAY IN THE WALL STREET JOURNAL AND IN THE NEW YORK TIMES UNDER THE CAPTION "CLOSED-END BOND FUNDS." THE WEEKLY NET ASSET VALUE IS ALSO AVAILABLE EACH SATURDAY IN BARRON'S.

THIS REPORT IS SENT TO THE STOCKHOLDERS OF RCS FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THE REPORT. IF YOU WOULD LIKE A COPY OF PRIOR STOCKHOLDER REPORTS, PLEASE CONTACT YOUR BROKER OR CALL DRESDNER RCM DIRECTLY AT (415) 954-5400 OR VISIT THE FUND'S WEBSITE AT www.rcsfund.com.

INVESTMENT MANAGER:
DRESDNER RCM GLOBAL INVESTORS LLC
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CALIFORNIA 94111